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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported) December 3, 1998


                         DLJ Commercial Mortgage Corp.
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            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                              333-59167-01             13-3956945
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(State or Other Jurisdiction           (Commission            (IRS Employer
of Incorporation)                      File Number)         Identification No.)

                   277 Park Avenue, New York, New York 10172
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             (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code  (212) 892-3000


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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On December 3, 1998, a single series of certificates, entitled DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CF2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of December 1, 1998, by and among DLJ Commercial Mortgage Corp. (the "Registrant"), Banc One Mortgage Capital Markets, LLC, as Master Servicer and Special Servicer and Norwest Bank Minnesota, National Association as Trustee and REMIC Administrator. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Certain classes of the Certificates, designated as the Class S, Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class B-1 and Class B-2 Certificates (the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-59167-01) and sold to Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") pursuant to an underwriting agreement (the "Underwriting Agreement") dated as of November 20, 1998, by and between the Registrant and the Underwriter. The Underwriting Agreement is attached hereto as Exhibit 1.1. In connection with the issuance of the Certificates, Sidley & Austin delivered its opinion with respect to certain tax matters. A copy of such opinion is attached hereto as Exhibit 8.1.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.                Description
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1.1             Underwriting Agreement, dated as of November 20, 1998,
                between DLJ Commercial Mortgage Corp., as seller, and Donaldson, Lufkin & Jenrette Securities Corporation, as underwriter.

4.1 Pooling and Servicing Agreement, dated as of November 1, 1998, DLJ Commercial Mortgage Corp., as depositor, Banc One Mortgage Capital Markets, LLC, as master servicer and special servicer, and Norwest Bank Minnesota, National Association, as trustee and REMIC administrator.

8.1             Opinion of Sidley & Austin with respect to certain tax matters.

23.1            Consent of Sidley & Austin.*

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* Included in Exhibit 8.1


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 18, 1998

                                      DLJ COMMERCIAL MORTGAGE CORP.

                                      By: /s/ N. Dante LaRocca
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                                         Name:   N. Dante LaRocca
                                         Title:  Senior Vice President
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                                 EXHIBIT INDEX

Exhibit No.           Description                                       Page No.
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1.1          Underwriting Agreement, dated as of November 20, 1998,
             between DLJ Commercial Mortgage Corp., as seller, and Donaldson, Lufkin & Jenrette Securities Corporation, as underwriter.

4.1 Pooling and Servicing Agreement, dated as of November 1, 1998, DLJ Commercial Mortgage Corp., as depositor, Banc One Mortgage Capital Markets, LLC, as master servicer and special servicer, and Norwest Bank Minnesota, National Association, as trustee and REMIC administrator.

8.1 Opinion of Sidley & Austin with respect to certain tax matters.

23.1         Consent of Sidley & Austin.*

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* Included in Exhibit 8.1.